Trade and other liabilities and other non-current liabilities	12 Months Ended
Dec. 31, 2023
Trade and other liabilities and other non-current liabilities
Trade and other liabilities and other non-current liabilities

25. Trade and other liabilities and other non-current liabilities

	December 31,
	2023	2022

	(Euro, in thousands)
Trade and other liabilities	€134,653	€133,298
Current contingent consideration related to milestones CellPoint	—	8,485
Current deferred consideration payable CellPoint	—	6,222
Current financial instruments	—	19
Accrued charges	548	651
Total trade and other liabilities	€135,201	€148,675

Non-current contingent consideration related to milestones CellPoint	€20,972	€13,582
Other non-current liabilities	10,598	8,226
Total other non-current liabilities	€31,570	€21,808

The decrease in total trade and other liabilities can be largely explained by the payment of deferred consideration related to the acquisition of CellPoint.

The contingent consideration arrangement relating to the acquisition of CellPoint requires us to pay the former owners of CellPoint additional considerations up to €100.0 million. This amount is due when certain sequential development (€20.0 million), regulatory (€30.0 million) and sales-based (€50.0 million) milestones would be achieved. Total fair value at acquisition date of these milestones amounted to €20.2 million at acquisition date.

The fair value measurement is based on significant inputs that are not observable in the market, which are classified as Level 3 inputs. Key assumptions in the valuation at December 31, 2022 included a discount rate of 12.5%, an appropriate probability of success of reaching these milestones and expected timing of these milestones, in line with the timelines and probabilities used in our impairment test of the CAR-T business.

As per December 31, 2023 changes were made to the discount rate (13.72%) and the timing of the milestones. The only impact that was recognized compared to the date of acquisition is the discounting effect. This is recognized on the line “other financial income”. A change in probabilities of success by 5 percentage points would result in a change of €3.0 million in the total contingent consideration liability on December 31, 2023.